                              CENTURA FUNDS, INC.

                                 CLASS C SHARES

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 442-3688

                            CENTURA BANK -- ADVISER
                BISYS FUND SERVICES -- ADMINISTRATOR AND SPONSOR
                 CENTURA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

     This Prospectus describes the five Funds (the "Funds") comprising Centura Funds, Inc. (the "Company"), a registered open-end management investment company advised by Centura Bank (the "Adviser"). Each Fund is a separate portfolio of the Company. The Funds described in this Prospectus are:

                           CENTURA EQUITY GROWTH FUND
                           CENTURA EQUITY INCOME FUND
                         CENTURA SOUTHEAST EQUITY FUND
                     CENTURA FEDERAL SECURITIES INCOME FUND
                   CENTURA NORTH CAROLINA TAX-FREE BOND FUND

     This Prospectus relates to Class C shares which only certain investors are eligible to purchase. Each Fund also has Class A shares and Class B shares. (See "Other Information -- Capitalization.")

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND FUND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN MUTUAL FUNDS, SUCH AS THE FUNDS, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund.


     A Statement of Additional Information (the "SAI"), dated August 28, 1997 and supplemented on November 25, 1997, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into the Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address and information numbers printed above.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                The Date of this Prospectus is August 28, 1997.

             As supplemented on November 25 and December 11, 1997.

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Highlights............................................................................    3
Fund Expenses.........................................................................    5
Financial Highlights..................................................................    7
The Funds.............................................................................   12
Description of Securities and Investment Practices....................................   15
Investment Restrictions...............................................................   21
Risks of Investing in the Funds.......................................................   22
Management of the Funds...............................................................   25
Minimum Purchase Requirements.........................................................   28
Pricing and Purchase of Fund Shares...................................................   29
Exchange of Fund Shares...............................................................   29
Redemption of Fund Shares.............................................................   30
Portfolio Transactions................................................................   32
Fund Share Valuation..................................................................   32
Dividends, Distributions, and Federal Income Taxation.................................   33
Other Information.....................................................................   35
Appendix..............................................................................    i

                                   HIGHLIGHTS

THE FUNDS

     This prospectus describes the five funds comprising Centura Funds, Inc. (the "Company"). Each Fund has a distinct investment objective and policies, as described below. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without approval of the Fund's shareholders. See "The Funds." The Funds and their investment objectives and policies are as follows:

     - CENTURA EQUITY GROWTH FUND -- This Fund's objective is long-term capital appreciation. It invests in a diversified portfolio comprised mainly of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock. Although its investments will be principally in securities of U.S.-based companies; it may also invest in securities of foreign issuers, generally in the form of American Depositary Receipts ("ADRs").

     - CENTURA EQUITY INCOME FUND -- This Fund's objective is to provide long-term capital appreciation and income. The Fund invests primarily in dividend-paying common stocks, convertible preferred stocks, and convertible bonds, notes and debentures. It may also invest in securities believed to offer special capital appreciation opportunities. The Fund will invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. issuers, generally through ADRs.

     - CENTURA SOUTHEAST EQUITY FUND -- This Fund's investment objective is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common and preferred stocks and securities convertible into common stock of companies that are headquartered or have substantial operations in the Southeastern region of the United States.


     - CENTURA FEDERAL SECURITIES INCOME FUND -- This Fund seeks to provide relatively high current income consistent with relative stability of principal and safety. The Fund invests primarily in securities issued by the U.S. Government, its agencies and instrumentalities. The maximum maturity of any such security will be 10 years.


     - CENTURA NORTH CAROLINA TAX-FREE BOND FUND -- This Fund seeks to provide relatively high current income that is free of both Federal and North Carolina personal income tax, together with relative safety of principal. It invests primarily in a portfolio of high quality municipal securities with a maximum maturity of 15 years and an average portfolio maturity of 5 to 10 years.

RISKS OF INVESTING IN THE FUNDS

     Investment in each of the Funds involves certain risks. There can, of course, be no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in certain types of investments. Fund investments in securities of foreign issuers involves special risks not usually associated with investing in U.S. companies. Concentration of Centura North Carolina Tax-Free Bond Fund and Centura Southeast Equity Fund in securities of a single state or region, respectively, makes each of these Funds particularly vulnerable to events affecting that state or region, respectively. The Funds have authority, which they do not presently intend to use, to invest in various types of derivative instruments, which would entail special risks. Investors should be aware that the value of each Fund's shares will fluctuate, which may cause a loss in the principal value of the investment. See "Risks of Investing in the Funds."

THE ADVISER

     Management of the Funds is provided by Centura Bank (the "Adviser"), headquartered in Rocky Mount, North Carolina. For its advisory services, the Adviser, receives from each Fund a fee at an annual rate based on the Fund's average daily net assets. This fee is at an annual rate of 0.70% for Centura Equity Growth Fund, 0.70% for Centura Equity Income Fund, 0.70% for Centura Southeast Equity Fund, 0.30% for Centura Federal Securities Income Fund, and 0.35% for Centura North Carolina Tax-Free Bond Fund. Fees to the Adviser may be reduced pursuant to expense limitations. See "Management of the Funds."

THE DISTRIBUTOR, ADMINISTRATOR AND SPONSOR

     Centura Funds Distributor, Inc. (the "Distributor") distributes the Funds' shares. BISYS Fund Services, Inc. ("BISYS") acts as Sponsor and Administrator to the Funds. For its services as Administrator, each Fund pays BISYS a fee at the annual rate of 0.15% of its average daily net assets. BISYS also acts as transfer agent and fund accounting agent for the Funds, for which it receives additional fees.

CLASSES OF SHARES

     Class C shares are offered at net asset value with no sales charge, and no contingent deferred sales charge ("CDSC") is imposed on redemptions. Class C shares are available only to accounts managed by the Adviser's Trust Department. See "Pricing and Purchase of Fund Shares" and "Redemption of Fund Shares." Each of the Funds also offers Class A shares (subject to a front-end sales charge, unless waived) and Class B shares (subject to a CDSC, unless waived). See "Other Information -- Capitalization."

     The Funds reserve the right to redeem upon not less than 30 days' notice all shares in a Fund's account which have an aggregate value of $1,000 or less.

     ALL DIVIDENDS AND DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED AT NET ASSET VALUE IN ADDITIONAL SHARES OF THE SAME CLASS OF THE APPLICABLE FUND UNLESS CASH PAYMENT IS REQUESTED. EACH OF THE FUNDS PAYS DIVIDENDS FROM INCOME, IF ANY, MONTHLY.

     SEE "PRICING AND PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES" AND "DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION" FOR MORE INFORMATION.

                                 FUND EXPENSES

     The following expense table indicates costs and expenses that an investor in Class C shares should anticipate incurring either directly or indirectly as a shareholder in the Funds.

                                   FEE TABLE*

                                                                                                   CENTURA
                                                                                     CENTURA        NORTH
                                              CENTURA     CENTURA      CENTURA       FEDERAL       CAROLINA
                                              EQUITY      EQUITY      SOUTHEAST     SECURITIES     TAX-FREE
                                              GROWTH      INCOME       EQUITY         INCOME         BOND
                                               FUND        FUND         FUND           FUND          FUND
                                              CLASS C     CLASS C      CLASS C       CLASS C       CLASS C
                                              -------     -------     ---------     ----------     --------
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).......    None        None         None          None          None
Maximum Sales Charge Imposed on Reinvested
  Dividends (as a percentage of offering
  price)....................................    None        None         None          None          None
Deferred Sales Charge (as a percentage of
  redemption proceeds)**....................    None        None         None          None          None
Exchange Fees...............................    None        None         None          None          None
Annual Fund Operating Expenses (as a
  percentage of average net assets
  annualized)
Management Fees (After Waiver)***...........    0.70        0.36         0.42          0.30          0.10
12b-1 Fees..................................      --          --           --            --            --
Other Expenses (After Waiver)***............    0.35        0.39         0.83          0.28          0.34
Total Portfolio Operating Expenses***.......    1.05        0.75         1.25          0.58          0.44

---------------
* Class A shares of each Fund are subject to a maximum 12b-1 fee of 0.50% and a maximum front-end load of 4.50% for Centura Equity Growth Fund, Centura Equity Income Fund, and Centura Southeast Equity Fund, and 2.75% for each of the other Funds (unless waived). Class B shares of each Fund are subject to a 12b-1 fee of 1.00%, and a maximum contingent deferred sales charge ("CDSC") of 5.00% for Centura Equity Growth Fund, Centura Equity Income Fund, and Centura Southeast Equity Fund, and 3.00% for each of the other Funds (unless waived) for redemptions within five years of purchase.

** Shareholders who redeem shares by wire may be charged a fee by the banks receiving the wire payments on their behalf. (See "Redemption of Fund Shares.")

*** Amounts shown for "Management Fees," "Other Expenses" and "Total Portfolio
    Operating Expenses" for the Equity Income Fund and the North Carolina Tax-Free Bond Fund reflect reductions of fees payable by those Funds to the Adviser and for administrative and transfer agent services pursuant to agreements to limit fund expenses. Without these reductions, "Management Fees" for the Equity Income Fund and North Carolina Tax-Free Bond Fund, respectively, would be 0.70% and 0.35%, "Other Expenses" would be 0.47% and 0.45%, and "Total Portfolio Operating Expenses" would be 1.17% and 0.80%. "Management Fees," "Other Expenses" and Total Portfolio Operating Expenses for Centura Southeast Equity Fund reflect anticipated waivers. Without these reductions, "Management Fees," "Other Expenses" and "Total Portfolio Operating Expenses" for this Fund would be 0.70%, 0.89%, and 1.59%, respectively.

EXAMPLE:*

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                                                   CENTURA
                                                                                     CENTURA        NORTH
                                              CENTURA     CENTURA      CENTURA       FEDERAL       CAROLINA
                                              EQUITY      EQUITY      SOUTHEAST     SECURITIES     TAX-FREE
                                              GROWTH      INCOME       EQUITY         INCOME         BOND
                                               FUND        FUND         FUND           FUND          FUND
                                              CLASS C     CLASS C      CLASS C       CLASS C       CLASS C
                                              -------     -------     ---------     ----------     --------
1 Year......................................   $  11        $ 8         $  13          $  6          $  5
3 Years.....................................   $  33        $24         $  40          $ 19          $ 14
5 years.....................................   $  58        $42         $  69          $ 32          $ 25
10 Years....................................   $ 128        $93         $ 151          $ 73          $ 55

---------------
* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

                              FINANCIAL HIGHLIGHTS

     The following table sets forth certain information for each Fund's fiscal periods ended April 30, 1997, April 30, 1996 and April 30, 1995. (No information is shown for Centura Southeast Equity Fund, which commenced operations on May 1, 1997.) The information set forth in this table has been audited by McGladrey & Pullen LLP, the Funds' independent accountant whose report on the financial statements is included in the Funds' Annual Report. The Annual Report also includes Management's Discussion of Fund Performance. The Annual Report may be obtained without charge. The financial statements from the Annual Report are also contained in the Statement of Additional Information, which is available without charge upon request. This information should be read in conjunction with the financial statements.

                                                        CENTURA EQUITY GROWTH FUND
                        -----------------------------------------------------------------------------------------------------------
                          YEAR ENDED APRIL 30, 1997            YEAR ENDED APRIL 30, 1996           PERIOD ENDED APRIL 30, 1995(a)
                        -------------------------------      -------------------------------      ---------------------------------
                        CLASS A     CLASS B     CLASS C      CLASS A     CLASS B     CLASS C      CLASS A       CLASS B     CLASS C
                        -------     -------     -------      -------     -------     -------      -------       -------     -------
NET ASSET
VALUE, BEGINNING
 OF PERIOD............   $14.31     $14.24     $ 14.31       $10.70        $10.69     $ 10.70       $10.00      $10.00      $10.00
INVESTMENT ACTIVITIES:
Net investment
 income...............     0.06      (0.04)       0.09         0.06         (0.06)       0.07         0.06        0.03        0.07
Net realized and
 unrealized gains
 from investments.....     1.58       1.57       15.58         3.67          3.65        3.65         0.70        0.69        0.70
 Total from Investment
  activities..........     1.64       1.53        1.67         3.70          3.59        3.72         0.76        0.72        0.77
DISTRIBUTIONS:
Net investment
 income...............    (0.06)     (0.01)      (0.09)       (0.05)           --       (0.07)       (0.06)      (0.03)      (0.07)
Net realized
 gains................    (0.56)     (0.56)      (0.56)       (0.04)        (0.04)      (0.04)          --          --          --
 Total Distributions..    (0.62)     (0.57)      (0.65)       (0.09)        (0.04)      (0.11)       (0.06)      (0.03)      (0.07)
NET ASSET VALUE, END
 OF PERIOD............   $15.33     $15.20     $ 15.33       $14.31        $14.24     $ 14.31       $10.70      $10.69      $10.70
Total Return (excludes
 sales and redemption
 charges).............    11.55%     10.78%      11.82%       34.72%        33.73%      34.97%        7.64%(e)    7.23%(e)  7.71%(e)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)..........  $8,501     $9,761    $147,213       $5,740        $6,194    $133,714       $  968      $1,362     $84,004
 Ratio of expenses to
  average net assets...   1.30%       2.05%       1.05%        1.25%         2.02%       1.04%        1.25%(b)   2.03%(b)   1.04%(b)
 Ratio of net
  investment income
  (loss) to average
  net assets...........   0.42%      (0.33)%      0.67%        0.27%        (0.48)%      0.55%        0.63%(b)   0.00%(b)   0.79%(b)
 Ratio of expenses to
  average net assets*..   1.55%       2.05%       1.05%           (d)             (d)      (d)       1.32%(b)     2.06%(b)  1.07%(b)
 Ratio of net
  investment income
  (loss) to average
  net assets*...........  0.17%      (0.33)%      0.67%           (d)             (d)      (d)        0.60%(b)  (0.03)%(b)  0.76%(b)
Portfolio Turnover......   67%(c)        67%(c)     67%(c)     46%(c)          46%(c)   46%(c)          44%(c)     44%(c)     44%(c)
Average Commission
 Rate Paid(f)........... $0.0805      $0.0805    $ 0.0805        --               --       --              --         --        --

---------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) There were no waivers or reimbursements during the period.
(e) Not annualized.
(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

                                                                      EQUITY INCOME FUND
                                                                PERIOD ENDED APRIL 30, 1997(a)
                                                                -------------------------------
                                                                CLASS A     CLASS B     CLASS C
                                                                -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD..........................  $ 10.00     $ 10.00     $ 10.00
INVESTMENT ACTIVITIES:
  Net investment income.......................................     0.14        0.11        0.15
  Net realized and unrealized gains from investments..........     0.93        0.90        0.91
  Total from Investment Activities............................     1.07        1.01        1.06
DISTRIBUTIONS:
  Net investment income.......................................    (0.14)      (0.11)      (0.15)
  Net realized gains..........................................    (0.02)      (0.02)      (0.02)
  Total Distributions.........................................    (0.16)      (0.13)      (0.17)
NET ASSET VALUE, END OF PERIOD................................  $ 10.91     $ 10.88     $ 10.89
Total return (excludes sales and redemption charges)(d).......    10.69%      10.15%      10.65%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...........................  $   338     $   427     $52,486
  Ratio of expenses to average net assets(b)..................     0.99%       1.71%       0.75%
  Ratio of net investment income (loss) to average net
     assets(b)................................................     2.15%       1.52%       2.45%
  Ratio of expenses to average net assets*(b).................     1.65%       2.12%       1.17%
  Ratio of net investment income (loss) to average net
     assets*(b)...............................................     1.48%       1.10%       2.03%
Portfolio Turnover............................................       24%(c)      24%(c)      24%(c)
Average Commission Rate Paid(e)...............................  $0.0898     $0.0898     $0.0898

---------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period from October 1, 1996 (commencement of operations) to April 30, 1997.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Not annualized.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold by the Fund for which commissions where charged.

                                                         FEDERAL SECURITIES INCOME FUND
                ---------------------------------------------------------------------------------------------------------------
                    YEAR ENDED APRIL 30, 1997              YEAR ENDED APRIL 30, 1996           PERIOD ENDED APRIL 30, 1995(A)
                ----------------------------------     ----------------------------------     ---------------------------------
                CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                -------      -------      --------     -------      -------      --------     -------      -------      -------
NET ASSET
  VALUE,
  BEGINNING OF
  PERIOD......  $10.01       $10.01       $  10.01     $ 9.97       $ 9.97       $   9.97     $10.00       $10.00       $ 10.00
INVESTMENT
  ACTIVITIES:
  Net
    investment
    income....    0.56         0.50           0.59       0.57         0.50           0.60       0.52         0.45          0.54
  Net realized
    and
    unrealized
    gains from
investments...   (0.07)       (0.07)         (0.07)      0.04         0.04           0.04      (0.03)       (0.03)        (0.03)
  Total from
    Investment
 activities...    0.49         0.43           0.52       0.61         0.54           0.64       0.49         0.42          0.51
DISTRIBUTIONS:
  Net
    investment
    income....   (0.56)       (0.50)         (0.59)     (0.57)       (0.50)         (0.60)     (0.52)       (0.45)        (0.54)
  Total
  Distributions...  (0.56)    (0.50)         (0.59)     (0.57)       (0.50)         (0.60)     (0.52)       (0.45)        (0.54)
NET ASSET
  VALUE, END
  OF PERIOD...  $ 9.94       $ 9.94       $   9.94     $10.01       $10.01       $  10.01     $ 9.97       $ 9.97       $  9.97
Total Return
  (excludes
  sales and
  redemption
  charges)....    5.07%        4.46%          5.33%      6.20%        5.40%          6.47%      5.02% (e)    4.32% (e)     5.28% (e)
RATIOS/SUPPLEMENTARY
  DATA:
  Net Assets
    at end of
    period
    (000).....  $  481       $  194       $119,434     $  526       $  176       $109,775     $  247       $  118       $93,807
  Ratio of
    expenses
    to average
    net
    assets....    0.82%        1.40%          0.58%      0.85%        1.61%          0.61%      0.86% (b)    1.61% (b)     0.63% (b)
  Ratio of net
    investment
    income
    (loss) to
    average
    net
    assets....    5.63%        5.04%          5.88%      5.61%        4.84%          5.88%      5.58% (b)    4.86% (b)     5.97% (b)
  Ratio of
    expenses
    to average
    net
    assets*...    1.07%        1.65%          0.58%            (d)          (d)            (d)  0.89% (b)    1.64% (b)     0.66% (b)
  Ratio of net
    investment
    income
    (loss) to
    average
    net
    assets*...    5.38%        4.79%          5.88%            (d)          (d)            (d)  5.55% (b)    4.83% (b)     5.94% (b)
Portfolio
  Turnover....      26% (c)      26% (c)        26%(c)     34% (c)      34% (c)        34% (c)    42% (c)      42% (c)       42% (c)

---------------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 (a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.
 (b) Annualized.
 (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (d) There were no waivers or reimbursements during the period.
 (e) Not annualized.

                                                           NORTH CAROLINA TAX-FREE FUND
                  ---------------------------------------------------------------------------------------------------------------
                      YEAR ENDED APRIL 30, 1997              YEAR ENDED APRIL 30, 1996           PERIOD ENDED APRIL 30, 1995(A)
                  ---------------------------------      ---------------------------------      ---------------------------------
                  CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C      CLASS A      CLASS B     CLASS C
                  -------      -------      -------      -------      -------      -------      -------      -------     -------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD........  $10.04       $10.04       $10.04       $ 9.98       $ 9.98       $ 9.98       $10.00       $10.00      $10.00
INVESTMENT
  ACTIVITIES:
  Net investment
    income......    0.43         0.37         0.46         0.42         0.34         0.44         0.39         0.32        0.41
  Net realized
    and
    unrealized
    gains from
  investments...    0.03         0.03         0.03         0.13         0.13         0.13        (0.02)       (0.02)      (0.02)
  Total from
    Investment
   activities...    0.46         0.40         0.49         0.55         0.47         0.57         0.37         0.30        0.39
DISTRIBUTIONS
  Net investment
    income......   (0.43)       (0.37)       (0.46)       (0.42)       (0.34)       (0.44)       (0.39)       (0.32)      (0.41)
  Net realized
    gains.......   (0.09)       (0.09)       (0.09)       (0.07)       (0.07)       (0.07)          --           --          --
  Total
Distributions...   (0.52)       (0.46)       (0.55)       (0.49)       (0.41)       (0.51)       (0.39)       (0.32)      (0.41)
NET ASSET VALUE,
  END OF
  PERIOD........  $ 9.98       $ 9.98       $ 9.98       $10.04       $10.04       $10.04       $ 9.98       $ 9.98      $ 9.98
Total Return
  (excludes
  sales and
  redemption
  charges)......    4.71%        4.11%        4.97%        5.50%        4.72%        5.78%        3.77% (e)    3.09% (e)   4.08% (e)
RATIOS/SUPPLEMENTARY
  DATA:
  Net Assets at
    end of
    period
    (000).......  $3,823       $  430       $32,159      $3,927       $  393       $37,009      $  429       $  275      $34,885
  Ratio of
    expenses to
    average net
    assets......    0.69%        1.27%        0.44%        0.68%        1.44%        0.44%        0.42% (b)    0.99% (b)   0.41% (b)
  Ratio of net
    investment
    income
    (loss) to
    average net
    assets......    4.31%        3.73%        4.56%        3.98%        3.30%        4.32%        4.46% (b)    3.89% (b)   4.64% (b)
  Ratio of
    expenses to
    average net
    assets*.....    3.70%        3.12%        4.20%        3.62%        2.94%        3.96%        3.96% (b)    3.39% (b)   4.14% (b)
  Ratio of net
    investment
    income
    (loss) to
    average net
    assets*.....    3.70%        3.12%        4.20%        3.62%        2.94%        3.96%        3.96% (b)    3.39% (b)   4.14% (b)
Portfolio
  Turnover......      34% (c)      34% (c)      34% (c)      80% (c)      80% (c)      80% (c)     121% (c)     121% (c)    121% (c)

---------------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 (a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.
 (b) Annualized.
 (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (d) Not annualized.

                                                                     SOUTHEAST EQUITY FUND
                                                                          (UNAUDITED)
                                                                   PERIOD ENDED OCTOBER 31,
                                                                            1997(a)
                                                                -------------------------------
                                                                CLASS A     CLASS B     CLASS C
                                                                -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD..........................  $ 10.00     $ 10.00     $ 10.00
INVESTMENT ACTIVITIES:
  Net investment income.......................................     0.04       (0.01)       0.05
  Net realized and unrealized gains from investments..........     3.58        3.57        3.57
                                                                -------     -------     -------
  Total from Investment Activities............................     3.62        3.56        3.62
DISTRIBUTIONS:
  Net investment income.......................................    (0.04)      (0.02)      (0.05)
  Total Distributions.........................................    (0.04)      (0.02)      (0.05)
                                                                -------     -------     -------
NET ASSET VALUE, END OF PERIOD................................  $ 13.58     $ 13.54     $ 13.57
                                                                =======     =======     =======
Total return (excludes sales and redemption charges)(d).......    36.20%      35.58%      36.23%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...........................  $ 1,504     $ 2,365     $24,160
  Ratio of expenses to average net assets(b)..................     1.30%       2.04%       1.03%
  Ratio of net investment income (loss) to average net
     assets(b)................................................     0.53%      (0.20)%      0.81%
  Ratio of expenses to average net assets*(b).................     1.78%       2.28%       1.31%
  Ratio of net investment income (loss) to average net
     assets*(b)...............................................     0.05%      (0.44)%      0.53%
Portfolio Turnover............................................       36%         36%         36%
Average Commission Rate Paid(e)...............................  $0.0772     $0.0772     $0.0772


---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a) For the period from May 1, 1997 (commencement of operations) to October 31, 1997.



(b) Annualized.



(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



(d) Not annualized.



(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold by the Fund for which commissions where charged.

                                   THE FUNDS

     Each Fund is a separate diversified investment fund or portfolio, commonly known as a mutual fund. The Funds are portfolios of the Company, which was organized under the laws of the State of Maryland on March 1, 1994 as an open-end, management investment company. Centura Equity Income Fund and Centura Southeast Equity Fund were established as new portfolios of the Company on August 28, 1996 and March 28, 1997, respectively. The Company's Board of Directors oversees the overall management of the Funds and elects the Funds' officers.

     Centura Equity Growth Fund. Investors seeking long-term growth of capital and for whom current income is not an objective should consider investing in Centura Equity Growth Fund.

     The investment objective of Centura Equity Growth Fund is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock. The Adviser uses fundamental analysis to select stocks for the Fund's portfolio and the Fund will invest primarily in stocks of established growth companies that are undervalued relative to their industry or to their historical valuation ranges. However, the Adviser may also invest in companies which it believes have improving prospects whose equity securities are currently selling below their estimated intrinsic value. In addition, out-of-favor growth cyclicals may be used if the adviser anticipates a sustainable earnings recovery for these companies. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through American Depository Receipts ("ADRs"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities and convertible securities. However, the Fund may invest without limit in debt instruments for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1,000,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. Although the Fund's investments in such debt securities and in convertible and preferred stock will generally be rated A, A-1, or better by Standard & Poor's Corporation ("S&P") or A, Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Adviser, the Fund is authorized to invest up to 15% of its assets in securities rated as low as BBB by S&P or Baa by Moody's, or deemed of comparable quality by the Adviser. Securities rated BBB or Baa, or deemed equivalent to such securities, may have speculative characteristics. See "Risks of Investing in the Funds." If any security held by the Fund is downgraded below BBB/Baa (or so deemed by the Adviser), the securities will generally be sold unless it is determined that such sale is not in the best interest of the Fund. The Fund will invest in no securities rated below BBB or Baa.

     Centura Equity Income Fund. Investors seeking long-term growth and income should consider an investment in Centura Equity Income Fund.

     The investment objective of Centura Equity Income Fund is to provide long-term capital appreciation and income. This Fund invests primarily in dividend-paying common stocks, convertible preferred stocks, and convertible bonds, notes and debentures. In managing this Fund, the Adviser uses fundamental analysis to select stocks for the Fund's portfolio. The Fund will invest primarily in the stocks of established companies with above average dividend yields and/or prospects for increasing dividends. However, the Adviser may also select stocks (or convertible securities) of companies that it believes offer special appreciation opportunities because they are undervalued in the marketplace based on such factors as price/earnings ratios or the ratio of stock price to the company's inherent asset value, book value, cash flow or underlying franchise value. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities and convertible securities and at least 65% of such assets will be invested in income producing securities. However, for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant, the Fund may invest without limit in debt instruments of the same types, and subject to the same conditions, as Centura Equity Growth Fund under such circumstances.

     Centura Southeast Equity Fund. Investors seeking long-term growth of capital through investment in companies of the southeastern United States should consider investing in Centura Southeast Equity Fund.

     The investment objective of the Centura Southeast Equity Fund is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common and preferred stocks and securities convertible into common stock of companies headquartered or with substantial operations in the southeastern region of the United States. For a company to qualify as having "substantial operations" in the southeastern United States, it must derive at least 50% of its income from or have at least 50% of its physical assets located within the region. The southeastern region includes Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, and Virginia. From time to time the Fund may also invest substantially in companies headquartered or with substantial operations in the state of Texas.

     The Adviser uses fundamental analysis to select stocks of issuers that are undervalued relative to their industry or their historical valuation ranges. However, the Adviser may also invest in companies which it believes have improving prospects, whose equity securities are selling below their estimated intrinsic value. In addition, out-of-favor cyclicals may be purchased if the Adviser anticipates a sustainable earnings recovery. Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities of southeastern issuers, and at least 65% of its total assets will be invested in equity securities or securities convertible into equity securities. Under normal market conditions, the Adviser anticipates investing a majority of the Fund's assets in securities of small to medium sized companies. Subject to the foregoing, the Fund also has authority to invest in equity and debt securities of non-southeastern issuers and non-U.S. issuers. Its investments in non-U.S. issuers will generally be in the form of American Depository Receipts ("ADRs"). For temporary defensive purposes during abnormal market or economic conditions, the Fund may invest without limit in debt instruments of the same type, and subject to the same conditions, as Centura Equity Growth Fund under such circumstances.

     Centura Federal Securities Income Fund. Investors seeking relatively high current income from a portfolio of U.S. Government securities should consider investing in Centura Federal Securities Income Fund.


     The investment objective of Centura Federal Securities Income Fund is to provide high current income consistent with relative stability of principal and safety. It pursues this objective by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities with maximum maturities of ten years. These securities typically display greater price stability and safety than debt securities of longer maturity and lower quality, although the latter generally offer higher income. In addition to limiting the maturity of its portfolio securities, the Fund attempts to moderate principal fluctuations by using a modified "laddering" approach to structuring the Fund's portfolio -- i.e., by investing in securities with different maturities and adjusting their relative proportions, as well as the maximum and average maturity of its portfolio securities, to adapt to various market conditions. Using this approach, the Fund hopes both to capture a high proportion of the currently available yield on fixed income securities and to limit volatility.


     To permit desirable flexibility, the Fund has authority to invest in corporate debt securities rated A or better by S&P or Moody's (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1,000,000,000; and repurchase agreements with respect to securities in which the Fund is authorized to invest.

     Centura North Carolina Tax-Free Bond Fund. Investors seeking dividend income that is generally free of regular federal and North Carolina personal income taxes should consider investing in the Centura North Carolina Tax-Free Bond Fund.

     The investment objective of Centura North Carolina Tax-Free Bond Fund is relatively high current income that is free of both regular federal and North Carolina personal income tax, together with relative safety of principal. This Fund invests primarily in a portfolio of obligations issued by the state of North Carolina, its political subdivisions, and their agencies and instrumentalities, the income from which, in the opinion of the issuer's bond counsel, is exempt from regular federal and North Carolina personal income taxes ("North Carolina Municipal Obligations"). By limiting the Fund's average portfolio maturity to between 5 and 10 years, with a maximum maturity for any portfolio security of 15 years, the Fund seeks to capture a high proportion of the currently available return on North Carolina Municipal Obligations while providing greater safety of principal than would be available from longer term municipal securities. It also seeks to moderate price fluctuations by diversifying its investments among different municipal issuers and by limiting its investments to securities of high quality.

     The Fund seeks to provide income that is fully free from regular federal and North Carolina personal income taxes, as well as from the federal alternative minimum tax. To provide the flexibility to deal with a variety of market circumstances, however, the Fund has limited authority (a) to invest in municipal obligations of other states ("Municipal Obligations"), the income from which would not be free from North Carolina income tax, (b) to invest up to 10% of its assets in municipal obligations subject to the federal alternative minimum tax ("AMT Obligations"), and (c) to invest up to 20% of its assets in AMT Obligations plus cash reserves and obligations producing taxable income, including obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit, bankers' acceptances and other short-term debt obligations of U.S banks with total assets of at least $1,000,000,000; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Adviser to be of comparable quality); and repurchase agreements relating to underlying securities in which the Fund is authorized to invest. For temporary defensive purposes when the Adviser has determined that abnormal market and economic conditions so warrant, the Fund may invest up to 50% of its assets in investments producing taxable income and AMT Obligations. Any distributions by the Fund of capital gains and other income that are not designated by the Fund as "exempt-interest" dividends will normally be subject to federal, state and, in some cases, local tax. As a fundamental policy, during periods of normal market conditions, at least 80% of the Fund's net assets will be invested in securities the interest income from which is exempt from the regular federal income tax. Additionally, under normal circumstances, (a) at least 65% of the Fund's total assets will be invested in "bonds" -- i.e. debt obligations with a duration of at least one year from the date of issue, and (b) at least 65% of the value of the Fund's total assets will be invested in bonds that are North Carolina Municipal Obligations. Tax advisers should be consulted regarding tax effects for particular investors.

     The Fund's quality criteria require that the Fund purchase Municipal Obligations rated A, SP-1 or better by S&P or A, MIG-1 or better by Moody's; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's; corporate debt securities rated A or better by S&P or Moody's (or debt securities given equivalent ratings by at least two other nationally recognized statistical rating organizations ("NRSROs")) or, if any of such securities are not rated, that they be of comparable quality in the Adviser's opinion. For more information on Municipal Obligations and North Carolina Municipal Obligations, see "Description of Securities and Investment Practices" and "Risks of Investing in the Funds."

     In determining to invest in a particular Municipal Obligation, the Adviser will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from federal and relevant state income taxes, and the Adviser will not make an independent investigation of the basis for any such opinion.

OTHER INVESTMENT POLICIES OF THE FUNDS

     Each of the Funds may also invest up to 5% of its total assets in another investment company, not to exceed 10% of the value of its total assets in the securities of other investment companies. Taxable distributions earned from other investment companies will, likewise, represent taxable income to a Fund. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in funds other than the Funds. Each of the Funds has authority, which it does not presently intend to exercise, to invest in futures and options contracts and to lend its portfolio securities. For information concerning these practices, see "Investment Policies" in the SAI.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. Government Securities (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Bank Obligations (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

     Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities.

     Corporate Debt Securities (All Funds). A Fund's investments in corporate debt securities are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the previously disclosed minimum ratings and maturity criteria established for the Fund under the direction of the Board of Directors and the Fund's Adviser or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. See "The Funds."

     Repurchase Agreements (All Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements permit the Funds to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which in the opinion of the Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. In the event of default by the seller under the repurchase agreement a Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

     Loans of Portfolio Securities (All Funds). To increase current income each Fund may lend its portfolio securities worth up to 5% of that Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.

     Variable and Floating Rate Demand and Master Demand Notes (All Funds). The Funds may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The repurchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of that Fund's net assets.

     The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

     Forward Commitments and When-Issued Securities (All Funds). A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

     Mortgage-Related Securities (Centura Equity Income Fund, Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Centura North Carolina Tax-Free Bond Fund may invest only in those mortgage pass-through securities whose payments are tax-exempt. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related activities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by a Fund would tend to drop and the portfolio-weighted average life of the securities held by a Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, a Manager may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     A Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "The Funds -- Other Investment Policies of the Funds."

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

     It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities, but no investments will be made in such securities until the Fund's prospectus and/or SAI have been revised to reflect such securities.

     Other Asset-Backed Securities (Centura Equity Income Fund, Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund). Other asset-backed securities (unrelated to mortgage loans) are developed from time to time and may be purchased by a Fund to the extent consistent with its investment objective and policies, but only after disclosure reflecting such securities has been added to the Fund's prospectus and/or SAI.

     Foreign Securities (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). These Funds may invest in securities represented by American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholders. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In addition, in an unsponsored ADR program, there may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. For more information, see "Risks of Investing in the Funds."

     Forward Foreign Currency Transactions (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). These Funds may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. These contracts, which involve costs, permit a Fund to purchase or sell a specific amount of a particular currency at a specified price on a specified future date. A Fund will realize a benefit from this type of contract only to the extent that the relevant currencies move as anticipated. If the currencies do not move as anticipated, the contracts may cause greater loss to a Fund than if they had not been used. See the SAI for further information concerning forward foreign currency transactions.

     Futures Contracts and Options (All Funds). The Funds may purchase and sell futures contracts on securities, currencies, and indices of securities, and write and sell put and call options on securities, currencies and indices of securities as a hedge against changes in interest rates, stock prices, currency fluctuations and other market developments, provided that not more than 5% of a Fund's net assets are committed to margin deposits on futures contracts and premiums for options. See the SAI for information about futures and options. See "Risks of Investing in the Funds" for a discussion of risks related to investing in futures and options.

     Municipal Obligations (Centura North Carolina Tax-Free Bond Fund). The Fund may invest in securities issued by states, their political subdivisions and agencies and instrumentalities of the foregoing, the income from which, in the opinion of bond counsel for the issuer, is exempt from regular income taxes by the federal government and state of the issuing entity ("Municipal Obligations"). Such Municipal Obligations include municipal bonds, floating rate and variable rate Municipal Obligations, participation interests in municipal bonds, tax-exempt asset-backed certificates, tax-exempt commercial paper, short-term municipal notes, and stand-by commitments. It may be anticipated that governmental, government-related or private entities will create other tax-exempt investments in addition to those described above. As new types of tax-exempt vehicles are developed, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such types of Municipal Obligations, but will not make such investments until they are reflected in the Fund's prospectus and/or SAI. The Fund will purchase only Municipal Obligations rated A, SP-1 or better by S&P or A, MIG-1 or better by Moody's (or given equivalent ratings by another NRSRO) or, if the securities are not rated, are of comparable quality in the Adviser's opinion. Municipal Obligations in which the Fund may invest include "general obligation" and "revenue" securities. General obligation securities are backed by the issuer's full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited in terms of rate or amount or special assessments. Revenue securities are secured primarily by net revenues generated by a particular facility or group of facilities, or by the proceeds of a special excise or other specific revenue source. Additional security may be provided by a debt service reserve fund. Municipal bonds include industrial development bonds ("IDBs"), moral obligation bonds, put bonds and private activity bonds ("PABs"). PABs generally relate to the financing of a facility used by a private entity or entities. The credit quality of such bonds is usually directly related to that of the users of the facilities. The interest on most PABs is an item of tax preference for purposes of the Federal alternative minimum tax and Fund distributions attributable to such interest likewise, constitute an item of tax preference. For information on the risks related to the Fund's concentration in North Carolina Municipal Obligations, see "Risks of Investing in the Funds."

     Municipal Lease Obligations (Centura North Carolina Tax-Free Bond
Fund). The Fund may invest in municipal lease obligations including certificates of participation ("COPs"), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal Obligations. The Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the Adviser, to be of a quality comparable to the Fund's quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Company's Board of Directors will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Adviser will evaluate the credit quality and, pursuant to guidelines adopted by the Directors, the liquidity of the security. In making its evaluation, the Adviser will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. For discussion regarding municipal lease obligations, see "Risks of Investing in the Funds" in this Prospectus and "Investment Policies" in the SAI.

     Stand-By Commitments (Centura North Carolina Tax-Free Bond Fund). The Fund may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives the Fund, when it purchases a Municipal Obligation from a broker, dealer or other financial institution ("seller"), the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

     The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

     It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Directors will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security win ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

     There is no assurance that stand-by commitments will be available to the Fund nor does the Fund assume that such commitments would continue to be available under all market conditions.

     Third Party Puts (Centura North Carolina Tax-Free Bond Fund). The Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. The risk to the Fund in this case will be that of holding a long-term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.

     These bonds coupled with puts may present tax issues also associated with stand-by commitments. As with any stand-by commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any Municipal Obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such Municipal Obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

     Participation Interests (Centura North Carolina Tax-Free Bond Fund). The Fund may purchase from banks participation interests in all or part of specific holdings of Municipal Obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund's Adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the Municipal Obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the Municipal Obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or (c) upon a default under the terms of the Municipal Obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Adviser that interest earned by the Fund on Municipal Obligations on which it holds participation interests is exempt from federal income tax.

                            INVESTMENT RESTRICTIONS

     The following restrictions are applicable to each of the Funds, except as otherwise indicated.

          (1) No Fund may, with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (2) No Fund may purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities.

          (3) No Fund may borrow money, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes. A Fund will make no purchase if its outstanding borrowings exceed 5% of its total assets.

          (4) No Fund may make loans, except that a Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements with respect to its portfolio securities, and (c) purchase the types of debt instruments described in this Prospectus or the SAI.

     For purposes of investment restriction number (1), Centura North Carolina Tax-Free Bond Fund considers a Municipal Obligation to be issued by the governmental entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a nongovernmental user, such user is deemed to be the issuer; such issuers, to the extent their principal business activities are in the same industry, are also subject to investment restriction (2). For purposes of investment restriction (2), public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

     The foregoing investment restrictions and those described in the SAI as fundamental are policies of each Fund which may be changed with respect to that Fund only when permitted by law and approved by the holders of a majority of the applicable Fund's outstanding voting securities as described under "Other Information -- Voting."

     Additionally, as a non-fundamental policy, no Fund may invest more than 15% of the aggregate value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice).

     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                        RISKS OF INVESTING IN THE FUNDS

     The price per share of each of the Funds will fluctuate with changes in the value of the investments held by the Fund. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each Fund is managed within certain limitations that restrict the amount of a Fund's investment in any single issuer.

     Foreign Securities (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). Investing in the securities of issuers in any foreign country, including ADRS, involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in a Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful. See "Description of Securities and Investment Practices" and below for additional information about these kinds of transactions.

     Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     Through the Funds' flexible policies, the Adviser endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it may place the Funds' investments. See the SAI for further information about foreign securities.

     Zero Coupon and Pay-In-Kind Securities (Centura Equity Income Fund, Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond
Fund). Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).

     North Carolina Municipal Obligations (Centura North Carolina Tax-Free Bond
Fund). Because this Fund will concentrate its investments in North Carolina Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of North Carolina issuers to pay interest on or to repay the principal of their debt obligations. Thus, the net asset value of the shares may be particularly impacted by the general economic situation within North Carolina. The concentration of the Fund's investments in a single state may involve greater risk than if the Fund invested in Municipal Obligations throughout the country, due to the possibility of an economic or political development which could uniquely affect the ability of issuers to meet the debt obligations of the securities.

     The economy of North Carolina is supported by industry, agricultural products, and tourism, with the largest segment of its work force employed in manufacturing. From 1980 to 1995, the state's per capita income grew 133.8%, from $7,999 to $20,604. The state has the nation's tenth highest population, and its unemployment rate in March 1995 was 3.9% of the labor force (versus a national rate of 5.5%). The state's labor force grew 26.4% between 1980 and 1994, while its complexion shifted from agriculture to the production of goods and services. In 1993, North Carolina nevertheless ranked tenth in the nation in gross agricultural income. Although 20% of its agricultural income comes from tobacco, 34% comes from a diversified poultry industry and the remainder from a relatively large variety of other agricultural plant and animal products. North Carolina is the third most diversified state in the country in terms of its agriculture.

     Obligations of issuers of North Carolina Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the North Carolina legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its North Carolina Municipal Obligations may be materially affected. Additional considerations relating to the risks of investing in North Carolina Municipal Obligations are presented in the SAI.

     Municipal Lease Obligations (Centura North Carolina Tax-Free Bond
Fund). Municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. For more information on risks of municipal lease investments, see the SAI.

     Risks of Options Transactions (All Funds). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

     Risks of Foreign Currency Options (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S dollar. A Fund will not speculate in options on foreign currencies.

     There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

     Risks of Futures And Related Options Transactions (All Funds). There are several risks associated with the use of futures contracts and options on futures contracts. While a Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or securities prices. There can be no guarantee that the Adviser's forecasts about market value interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk to a Fund from a futures transaction is unlimited. Therefore, although the Funds have authority to engage in futures transactions, they have no present intention to do so and will engage in such transactions only when disclosure to that affect has been added to the Prospectus.

     A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. A Fund will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total assets.

     The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets and, except for Centura North Carolina Tax-Free Bond Fund, also on exchanges located outside of the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

     Risks of Forward Foreign Currency Contracts (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). The precise matching of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

     Risks of Concentrating Investments in Southeastern Issuers (Centura Southeast Equity Fund). Because Centura Southeast Equity Fund will normally invest primarily in equity securities of southeastern issuers, its portfolio will be more vulnerable to negative economic developments and natural disasters affecting the region than a fund with a more geographically diversified portfolio. There can, of course, be no assurance that southeastern issuers will outperform, or perform as well as, issuers of other regions, and there can be no assurance that southeastern issuers whose securities are held by the Fund will outperform, or perform as well as, those of the region generally, other issuers of the region, or issuers of any other U.S. or foreign region.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Directors. The Directors are Leslie H. Garner, Jr., James H. Speed, Jr., Frederick E. Turnage, Lucy Hancock Bode and

J. Franklin Martin. Additional information about the Directors, as well as the Company's executive officers, may be found in the SAI under the heading "Management -- Directors and Officers."

THE ADVISER: CENTURA BANK

     Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, is a member bank of the Federal Reserve System. Centura Bank and its parent, Centura Banks, Inc., were formed in 1990 through a merger of two other Rocky Mount, North Carolina bank holding companies and their subsidiary banks.

     For the advisory services it provides the Funds, the Adviser receives from each Fund fees, payable monthly based on the average daily net assets, at an annual rate based on the Fund's average net assets. Fees are 0.70% for Centura Equity Growth Fund, 0.70% for Centura Equity Income Fund, 0.30% for Centura Federal Securities Income Fund, 0.35% for Centura North Carolina Tax-Free Bond Fund and 0.70% for Centura Southeast Equity Fund. The Adviser also serves as Custodian for the Funds' assets, for which it receives additional fees. For the fiscal year ended April 30, 1997, the Adviser received $1,127,435 in advisory fees from the Equity Growth Fund and $358,174 from the Federal Securities Income Fund. The advisory fees for the North Carolina Tax-Free Bond Fund amounted to $140,821; however, the Adviser waived $100,587. For the period from October 1, 1996 (the commencement of operations) to April 30, 1997, the advisory fees for the Equity Income Fund were $217,106; however, the Adviser waived $105,451.

     Frank Jolley has primary responsibility for management of the Centura Equity Income Fund and the Centura Equity Growth Fund. Mr. Jolley has over 17 years experience in investments and financial analysis. He graduated from the University of North Carolina with a Bachelor of Science in business administration. Mr. Jolley began his investment career with Dean Witter Reynolds in retail sales and later served as a branch manager for a regional securities firm. Primary duties at Centura have included the management of common and collective funds along with personal trust and pension fund investment responsibilities. In August 1996, Mr. Jolley was named Chief Investment Officer of Centura's asset management area. As Chief Investment Officer, his duties include oversight of all Centura's mutual funds. Mr. Jolley is a Chartered Financial Analyst and a member of the North Carolina Society of Financial Analysts where he currently serves as the Secretary and member of the Board.

     C. Nathaniel Siewers serves as portfolio manager of Centura North Carolina Tax-Free Bond Fund and Centura Federal Securities Income Fund. Mr. Siewers has over twelve years of experience managing fixed income securities. His most recent experience involved managing Centura Bank's fixed income portfolio of both taxable and tax-free securities, with assets of approximately $1.6 billion at June 30, 1997. Mr. Siewers graduated from Wake Forest University with a Bachelor of Arts degree in economics and from East Carolina University with a Masters in Business Administration. He is a Certified Public Accountant and a Fellow in the North Carolina Association of Certified Public Accountants. Mr. Siewers has been a faculty member of the North Carolina School of Banking since 1987; he is the Associate Dean for the 1997 term and has been named Dean for the 1998 and 1999 terms.

     Daniel Cole serves as portfolio manager for Centura Southeast Equity Fund. Mr. Cole joined Centura Bank in November, 1996 where he has managed the Centura Southeast Common Trust Funds and has personal and pension fund investment responsibilities. Mr. Cole has four years experience in investments and portfolio management. He began his investment career with Southern National Bank in Winston-Salem, North Carolina as an investment analyst and portfolio manager in Trust Investments. In 1995, Mr. Cole joined Central Carolina Bank in Durham, North Carolina as a portfolio manager and trust investment officer where he was primarily responsible for personal trust and endowment fund investment management. He graduated from Guilford College in Greensboro, North Carolina with a Bachelor of Science degree and from Virginia Polytechnic Institute and State University in Blacksburg, Virginia with an M.B.A. in Finance. Mr. Cole is a Level III Chartered Financial

Analyst candidate and a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts.

THE DISTRIBUTOR


     Centura Funds Distributor, Inc., 125 West 55th Street, New York, New York 10019, acts as the Funds' Distributor. The Distributor is an affiliate of the Funds' Administrator, BISYS, and was formed specifically to distribute the Funds.


SERVICE ORGANIZATIONS

     Payments may be made by the Funds or by the Adviser to various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") for providing administrative services for the Funds and their shareholders, such as maintaining shareholder records, answering shareholder inquiries and forwarding materials and information to shareholders. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of either class owned by shareholders with whom the Service Organization has a servicing relationship.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than a Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

THE ADMINISTRATOR AND SPONSOR

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, acts as Sponsor and Administrator of the Funds. BISYS is a subsidiary of BISYS Group, Inc., which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 60 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies.

     Pursuant to an Administration Agreement with the Company, BISYS provides certain management and administrative services necessary for the Funds' operations including: (a) general supervision of the operation of the Funds including coordination of the services performed by the Funds' Adviser, custodian, independent accountants and legal counsel; (b) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (c) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Directors; and (d) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets. Prior to January 1, 1997, Furman Selz LLC served as the Funds' Administrator under a contract substantially similar to the Administration Agreement with BISYS. For the fiscal year ended April 30, 1997, BISYS and Furman Selz received a total of $241,593 and $179,087 in administrative services fees from the Equity Growth Fund and the Federal Securities Income Fund, respectively. For the fiscal year ended April 30, 1997, Furman Selz and BISYS earned $60,352 from the North Carolina Tax-Free Bond Fund of which $43,051 was waived. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, Furman Selz and BISYS earned $46,523 from the Equity Income Fund of which $23,882 was waived.

     Prior to January 1, 1997, Furman Selz also acted as the Funds' transfer and fund accounting agent and effective January 1, 1997, BISYS Fund Services, Inc. ("BFSI") serves in that capacity (for which it receives a fee of $15 per account per year, plus out-of-pocket expenses) and provides assistance in calculating the Funds' net asset values and provides other accounting services for the Funds (for an annual fee of $30,000 per Fund plus out-of-pocket expenses). For the fiscal year ended April 30, 1997, Furman Selz and BFSI earned $101,541, $13,117 and $11,109 for the Equity Growth Fund, Federal Securities Income Fund and North Carolina Tax-Free Bond Fund, respectively, for transfer agent fees. For the period from October 1, 1996 (commencement of operations) to April 30, 1997, Furman Selz and BFSI earned $16,260 in transfer agent fees from the Equity Income Fund.

     BFSI and Furman Selz earned $28,792, $31,735 and $39,742 in fund accounting fees for the Equity Growth Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively, for the same period. For the period from October 1, 1996 (commencement of operations) to April 30, 1997, BFSI and Furman Selz earned $19,212 in fund accounting fees for the Equity Income Fund.

OTHER EXPENSES

     Each Fund bears all costs of its operations other than expenses specifically the responsibility of the Administrator, the Adviser or other service providers. In addition to fees paid to service providers described above, the costs borne by the Funds, some of which may vary among the classes, as noted above, include: legal and accounting expenses; Directors' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering the Funds' shares for sale with the SEC and of satisfying requirements of various state securities commissions; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparing and distributing reports, proxy statements and prospectuses to existing shareholders. Each Fund bears its own expenses associated with its establishment as a portfolio of the Company; these expenses are amortized over a five-year period from the commencement of a Fund's operations. Company expenses directly attributable to a Fund or class are charged to that Fund or class; other expenses are allocated proportionately among all of the Funds and classes in the Company in relation to the net assets of each Fund and class.

                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in each of the Funds is $1,000, except that the minimum investment requirement for an IRA or other qualified retirement plan is $250. Any subsequent investments must be at least

$250, except for an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application may be obtained by calling Fund Services at 1-800-44CENTURA (442-3688). However, a separate application is required for IRA and other qualified retirement plan investments. Centura North Carolina Tax-Free Bond Fund is not a recommended investment for an IRA or other qualified retirement plan. The Funds reserve the right to reject purchase orders.

                      PRICING AND PURCHASE OF FUND SHARES

     Each Fund offers its Class C shares at their net asset value next determined after a purchase order has been received. All consideration received by the Funds for the purchase of Class C shares is invested in full and fractional Class C shares of the appropriate Fund. Certificates for shares are not issued. BISYS maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a monthly statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.

                            EXCHANGE OF FUND SHARES

     The Funds offer two convenient ways to exchange Class C shares in one Fund for Class C shares of another Fund in the Company. Before engaging in an exchange transaction, a shareholder should read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A Class C shareholder may not exchange shares of one Fund for Class C shares of another Fund unless the latter Fund's Class C shares have satisfied applicable requirements for sale in the state of the shareholder's residence. There is no minimum amount required for exchanges, provided the investor has satisfied the $1,000 minimum investment requirement for the Fund into which he or she is exchanging, and no service fee is imposed for an exchange. The Company may terminate or amend the terms of the exchange privilege at any time upon 60 days notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a Fund in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. See "Dividends, Distributions and Federal Income Taxation" for an explanation of circumstances in which a sales charge paid to acquire shares of the Funds may not be taken into account in determining gain or loss on the disposition of those shares.

     Exchange By Mail. To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Funds. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Fund into which the exchange is to be made;
(d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

     Exchange By Telephone. To exchange Fund shares by telephone or to ask any questions, shareholders may call the Fund at 1-800-44CENTURA (442-3688). Please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are provided automatically to each shareholder unless otherwise specifically indicated on the Purchase Application. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Funds reserve the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any business day. If a shareholder holds shares in more than one class of a Fund, any request for redemption must specify the class from which shares are to be redeemed. In the event a shareholder fails to make such a specification or if there are insufficient shares of the specified class to satisfy the redemption order, the redemption order will be delayed until the Fund's transfer agent receives further instructions from the shareholder.

     Class C shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the applicable Fund. See "Pricing and Purchase of Fund Shares."

     Where the shares have been purchased by check, the redemption request will be held until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates. A redemption may be a taxable transaction on which gain or loss may be recognized.

REDEMPTION METHODS

     To ensure acceptance of a redemption request, it is important that shareholders follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. Requests in "proper order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) any required signature guarantees (see "Signature Guarantees" below); and (c) other supporting legal documents, if required, in the case of estate, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     A shareholder may redeem shares using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. The shareholder should contact his or her broker, investment adviser or Service Organization and provide instructions to redeem shares. Such organizations are responsible for prompt transmission of orders. The broker will contact the Funds and place a redemption trade. The broker may charge a fee for this service.

     By Mail. Shareholders may redeem shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (a) the Fund name, class of shares and account registration from which shares are being redeemed; (b) the account number; (c) the amount to be redeemed; (d) the signatures of all registered owners; and (e) a signature guarantee by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. Shareholders may redeem shares by calling the Funds toll free at 1-800-44CENTURA (442-3688). Be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the name of the class (if applicable) and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Telephone redemptions are available unless otherwise indicated on the Purchase Application or on the Optional Services Form. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

     By Wire. Shareholders may redeem shares by contacting the Funds by mail or telephone and instructing the Funds to send a wire transmission to the shareholder's bank.

     The shareholder's instructions should include: (a) the account number, social security number and account registration; (b) the name of the class and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Wire redemptions can be made unless otherwise indicated on the shareholder's Purchase Application, and a copy is attached of a void check on an account where proceeds are to be wired. The bank may charge a fee for receiving a wire payment on behalf of its customer.

     Systematic Withdrawal Plan. An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from this account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum withdrawal per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Funds reserve the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder (not by market action) below $1,000. If during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account to $1,000, the account will not be redeemed.

     Redemption in Kind. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have a Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued generally in the same manner as the securities of that Fund are valued generally. If the recipient were to sell such securities, he or she would incur brokerage charges.

     Signature Guarantees. To protect shareholder accounts, the Funds and the Administrator from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption by mail from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) a redemption of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Funds at 1-800-442-3688 for further details.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Agreement, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers it selects in its discretion.

     In effecting purchases and sales of portfolio securities for the account of a Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Funds are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the judgment of the Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser.

     Each of the Funds may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with a Fund's investment objectives and policies and when the Adviser believes such transactions may improve a Fund's overall investment return. These transactions involve costs in the form of spreads or brokerage commissions. The Funds are not normally expected to have portfolio turnover rates in excess of 50%.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                              FUND SHARE VALUATION

     The net asset value per share for each class of shares of each Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class' outstanding shares. All expenses, including fees paid to the Adviser and Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

             DIVIDENDS, DISTRIBUTIONS, AND FEDERAL INCOME TAXATION

     Each Fund intends to qualify annually to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income and substantially all of its net tax-exempt interest income, the Fund generally will not pay any U.S. federal income or excise tax.

     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). Investment company taxable income (other than the capital gain component thereof) will be declared and paid monthly by Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund. Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund will declare dividends daily and pay them out monthly. Each Fund intends to distribute, at least annually, substantially all net realized long- and short-term capital gain. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     In the case of Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund, the amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

     Distributions will be paid in additional Fund shares of the relevant class based on the net asset value of shares of that class at the close of business of the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month. In the case of the Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed.

     Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount thereof. Therefore, in the case of Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund, which do not declare dividends daily, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income taxes, as discussed below.

     Dividends distributed by Centura North Carolina Tax-Free Bond Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as "exempt-interest dividends" will be exempt from the regular federal income tax. Capital gains distributions and any other distributions of Fund earnings not designated by the Fund as exempt-interest dividends will, however, generally be subject to federal, state and local tax. The Fund's investment policies permit it to earn income which cannot be designated as exempt-interest dividends.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. If a portion of the income of Centura Equity Growth Fund, Centura Equity Income Fund or Centura Southeast Equity Fund consists of dividends paid by U.S. corporations, a portion of the dividends paid by that Fund may qualify for the deduction for dividends received by corporations. No portion of the dividends paid by Centura Federal Securities Income Fund or Centura North Carolina Tax-Free Bond Fund is expected to so qualify. Distributions of net long-term capital gains designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held the Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term generally depending upon the shareholder's holding period for the shares.

     If a shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the shareholder's cash election will be changed automatically and future dividend and capital gains contributions will be reinvested in the Fund at the per share net asset value determined as of date of payment of the distribution. In addition, any undeliverable check or check that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

     The timing of a shareholder's investment could have undesirable tax consequences. If a shareholder opens a new account or buys more shares for his or her current account just before the day a capital gain distribution was reflected in the Fund's share price, the shareholder would receive a portion of his or her investment back as a taxable capital gain distribution.

     Shareholders should also be aware that redeeming shares of the Centura North Carolina Tax-Free Bond Fund after tax-exempt interest income has been accrued by the Fund but before that income has been distributed as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest, which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

     The Funds may be required to withhold federal income tax of 31% ("backup withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

     Further information relating to tax consequences is contained in the SAI.

     Shareholders will be notified annually by the Company as to the federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may also be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. With respect to Centura North Carolina Tax-Free Bond Fund, North Carolina law exempts from income taxation dividends received from a regulated investment company in proportion to the income of the regulated investment company that is attributable to interest on bonds or securities of the U.S. government or any agency or instrumentality thereof or on bonds of the State of North Carolina or any county, municipality or political subdivision thereof. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                               OTHER INFORMATION

CAPITALIZATION

     Centura Funds, Inc. was organized as a Maryland corporation on March 1, 1994 and currently consists of five separately managed portfolios. The Board of Directors may establish additional portfolios in the future. The capitalization of the Company consists solely of seven hundred fifty million (750,000,000) shares of common stock with a par value of $0.001 per share. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     This Prospectus relates to Class C shares of the Funds. Each Fund also offers Class A and Class B shares. Class A shares are offered with a front-end sales charge (unless waived), and a contingent deferred sales charge is imposed (unless waived) on redemptions of Class B shares within five years of purchase. Because of differences in expenses, the performance of each class will typically be different. Information about Class A and Class B shares may be obtained from your sales representative or by calling the Funds at (800) 442-3688.

VOTING

     Shareholders have the right to vote in the election of Directors and on any and all matters on which, by law or under the provisions of the Company's Articles of Incorporation, they may be entitled to vote. The Company is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. Each Fund's shareholders vote separately on items affecting only that Fund, and shareholders of each class within a Fund vote separately on matters affecting only that class.

     The Articles of Incorporation provide that the holders of not less than two-thirds of the outstanding shares of the Company may remove a person serving as Director either by declaration in writing or at a meeting called for such purpose. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company. See "Other Information -- Voting Rights" in the SAI.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund, a class or the Company, as applicable, means the vote of the lesser of: (1) 67% of the shares of the Fund (a class or the Company) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (a class or the Company).

                              TOTAL RETURN SUMMARY

                          THE CENTURA FUNDS (C CLASS)

                         PERIOD ENDED OCTOBER 31, 1997



                              NO LOAD TOTAL RETURN



                                          AGGREGATE
                                           RETURNS                         AVERAGE ANNUAL RETURNS
                            INCEPTION  ----------------    SINCE     ----------------------------------
           FUND               DATE*      YTD     QTRLY   INCEPTION   1 YEAR   3 YEAR   5 YEAR   10 YEAR
--------------------------  ---------  -------  -------  ---------   -------  -------  -------  -------
The Centura Equity Growth
  Fund....................   12/31/90   21.07%  (1.53)%    19.41%     32.90%   26.15%   18.76%    N/A
The Centura Equity Income
  Fund....................   12/31/90   20.56%   1.63%     16.43%     26.85%   22.92%   17.21%    N/A
The Centura Southeast
  Equity Fund.............   12/31/90   29.92%   6.93%     23.09%     40.20%   23.14%   21.19%    N/A
The Centura Federal
  Securities Fund.........   12/31/90    6.03%   1.83%      6.55%      6.71%    7.25%    5.57%    N/A
The Centura North Carolina
  Tax-Free Bond Fund......   01/31/91    6.15%   0.45%      5.50%      7.59%    7.26%    5.30%    N/A



* The quoted performance of the Southeast Equity, Equity Income, Equity Growth, North Carolina Tax-Free, Federal Securities Income, includes performance of certain collective trust fund accounts advised by Centura Bank, for periods dating back to December 31, 1990, December 31, 1990, January 31, 1991, December 31, 1990, respectively, and prior to the mutual funds' commencement of operations on May 1, 1997, October 1, 1996, June 1, 1994, June 1, 1994, respectively, as adjusted to reflect the expenses associated with the Centura Funds. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.


     The performance data quoted represents past performance and is not an indication of future results as yields fluctuate daily.

     Centura Funds Distributor, Inc. is the Distributor for The Centura Group of Funds.

                    NOTES ABOUT THE PERFORMANCE INFORMATION

(a) BACKGROUND OF THE FUNDS

     From 1/1/91 to 5/31/94, Centura Equity Growth Fund and Centura Federal Securities Income Fund were bank collective trust funds maintained and managed by Centura Bank, and from 2/1/91 to 5/31/94, Centura North Carolina Tax-Free Bond Fund was a common trust fund maintained and managed by Centura Bank. From 1/1/91 to 9/30/96, Centura Equity Income Fund was a common trust fund maintained and managed by Centura Bank. From 1/1/91 to 4/30/97, Centura Southeast Equity Fund was a bank common trust fund maintained and managed by Centura Bank. Bank collective and common trust funds are not required to register as investment companies under the Investment Company Act of 1940. Accordingly, performance achieved by a Fund's predecessor collective or common trust fund reflects performance prior to the Fund's commencement of operations as a series of a registered investment company.

     The investment objectives and policies of each of these Funds prior to its conversion to a registered mutual fund were substantially comparable to those of its successor registered mutual fund. Prior to 1/1/95, however, the predecessor common trust fund to Centura Southeast Equity Fund was known as the Centura Carolinas Fund, with investments limited to companies headquartered or with substantial operations in North Carolina or South Carolina. That common trust fund's name was changed to Centura Southeast Equity Fund as of 1/1/95, when its investment policies were expanded to include all the southeastern states, which policies are continued with the successor registered mutual fund.

(b) HOW THE PERFORMANCE INFORMATION WAS CALCULATED

     Investment performance for the Funds during their maintenance as common or collective trust funds has been calculated on a monthly basis utilizing the Bank Administration Institute's recommended time-weighted rate of return method to compute the investment performance reflected in the above Schedule.

     The performance figures assume reinvestment of dividends and interest and include the cost of brokerage commissions. The investment performance excludes taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the accounts. Bank common and collective trust funds are not subject to certain expenses normally incurred by a mutual fund. Thus, the performance figures, for periods prior to conversion to registered funds have been adjusted, on a quarterly basis, to reflect the impact of the estimated expense ratios for the registered funds at the time of the conversion.

     It should be noted, however, that the bank-maintained common and collective trust funds are not subject to the same tax and regulatory requirements, including certain investment restrictions, applicable to registered mutual funds. These regulatory and tax requirements could have adversely affected performance of the Funds' collective and common trust Fund predecessors.

     The performance of the Funds may be compared to various widely recognized indexes of market performance. The indexes are unmanaged and thus reflect no management fees. They also do not reflect the transaction costs that would be incurred by an investor to acquire the included securities. Because the securities reflected in an index will typically differ in many respects from those held by a Fund, various factors that can affect performance may affect a Fund in different ways than an index to which it is compared.

     Indexes to which the Funds' performance may be compared may include:

     - Standard & Poor's 500 Composite Stock Price Index -- an index of market activity based on the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends. The Index thus reflects the total return of its portfolio, including changes in market prices as well as accrued income interest;

     - The Russell 2000 Index -- an index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with the base value of 135.00 as of December 31, 1986;

     - Merrill Lynch Government, U.S. Treasury Short-Term Index -- this index shows total return for all outstanding U.S. Treasury securities maturing in from one to 2.99 years. Price, coupon and total return are reported using market weighted value including accrued interest; and

     - Lehman Brothers Municipal Bond Index -- a total return performance index of approximately 21,000 municipal bonds that meet certain criteria. Price, coupon, and total return are reported using market weighted value including accrued interest.

     In addition to those indexes listed above, the following indexes to which the Funds' performance may be compared may include:

     - Lehman Brothers Intermediate Government Index
     - Lipper Short U.S. Treasury Funds Index
     - Lipper Growth Index
     - Lipper Equity Income Index
     - S&P Mid-Cap 400 Index
     - Valueline Index

     When performance records are developed by the Funds, they may, from time to time, include the yield and total return for shares (including each class, as applicable) in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC. In general, the performance of the classes of each Fund will differ due to (a) differences in the level of class specific expenses, including service and distribution fees and (b) the fact that total return figures for Class A shares will reflect the deduction of the maximum front-end sales charge applicable for each Fund while the total return figures for Class B shares will reflect the maximum CDSC for the particular Fund. Performance figures for Class C shares will reflect the absence of any service and distribution fee, front-end sales charge or CDSC. Due to these differences in fees and/or expenses borne by Class A, Class B and Class C shares, yield and total return on Class A and Class B shares can be expected to be lower than the yield and total return on Class C shares for the same period.

     Quotations of "yield" will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share (for each class, as applicable) on the last day of the period.

     Quotations of yield reflect a Fund's (and its classes') performance only during the particular period on which the calculations are based. Yields will vary based on changes in market conditions, the level of interest rates and the level of the particular Fund's expenses, including class-specific expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in shares of a Fund (or class) over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund and class-specific expenses, as applicable, on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     Centura North Carolina Tax-Free Bond Fund may also advertise its "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to regular federal and North Carolina personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum combined federal and North Carolina marginal tax rate). A taxable equivalent yield quotation for the Fund will be higher than the yield quotations for the Fund.

     The following table shows how to translate the yield of an investment that is exempt from regular federal and North Carolina personal income taxes into a taxable equivalent yield for the 1997 taxable year. The last five columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (regular federal and North Carolina personal income taxes) yield of 4%, 5%, 6%, 7% or 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $80,000 would have to earn a yield of approximately 10.45% before regular federal and North Carolina personal income taxes in order to earn a yield after such taxes of 7%.

                               1997 TAXABLE YEAR

                TAXABLE EQUIVALENT YIELD TABLE(1) -- FEDERAL AND
                      NORTH CAROLINA PERSONAL INCOME TAXES

                                                              TO EQUAL HYPOTHETICAL TAX-FREE YIELD OF
                                                            4%, 5%, 6%, 7% OR 8%, A TAXABLE INVESTMENT
           TAXABLE INCOME(2)                COMBINED             WOULD HAVE TO YIELD APPROXIMATELY
----------------------------------------    MARGINAL     -------------------------------------------------
  SINGLE RETURN          JOINT RETURN         RATE         4%        5%        6%         7%         8%
------------------    ------------------    --------     ------    ------    -------    -------    -------
up to $24,650         up to $41,200           20.95%      5.06%     6.33%      7.59%      8.86%     10.12%
$ 24,651-$ 59,750     $ 41,201-$ 99,600       33.04%      5.97%     7.47%      8.96%     10.45%     11.95%
$ 59,751-$ 60,000     $ 99,601-$100,000       35.83%      6.23%     7.79%      9.35%     10.91%     12.47%
$ 60,001-$124,650     $100,001-$147,700       36.35%      6.28%     7.86%      9.43%     11.00%     12.57%
$124,650-$271,050     $147,701-$271,050       40.96%      6.78%     8.47%     10.16%     11.86%     13.55%
$271,051 and over     $271,051 and over       44.28%      7.18%     8.98%     10.77%     12.57%     14.36%

---------------
(1) This chart is presented for general information purposes only. Tax equivalent yields are a useful tool in determining the desirability of a tax-exempt investment; tax equivalent yields should not be regarded as determinative of the of such an investment. In addition, this chart is based on a number of assumptions which may not apply in your case. You should, therefore, consult a competent tax advisor regarding tax-equivalent yields in your situation.

(2) Assuming the federal alternative minimum tax is not applicable.

(3) The combined marginal rates were calculated using federal and North Carolina tax rate tables for the 1997 taxable year. The federal tax rate tables are indexed each year to reflect changes in the Consumer Price Index. The combined federal and North Carolina income tax marginal rates assume that North Carolina personal income taxes are fully deductible for federal income tax purposes as an itemized deduction. However, the ability to deduct itemized deductions (including state income taxes) for federal income tax purposes is limited for those taxpayers whose federal adjusted gross income for 1997 exceeds $121,200 ($60,600 in the case of a married individual filing a separate return). In addition, for federal income tax purposes the tax benefit of personal exemptions is phased out for taxpayers whose adjusted gross incomes exceed specified thresholds (for 1997, $121,200 in the case of single individuals and $181,800 in the case of married individuals filing a joint return).

     Performance information for the Funds may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     BISYS Fund Services, Inc. provides fund accounting functions for the Funds, and provides personnel and facilities to perform shareholder servicing and transfer agency-related services for the Company.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Centura Funds, P.O. Box 182485, Columbus, Ohio 43218-2485.

     General and Account Information: (800) 44CENTURA (442-3688).

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS

     Excerpts from Moody's description of its bond ratings are listed as follows: AAA -- judged to be the best quality and they carry the smallest degree of investment risk; AA -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA -- judged to have speculative elements, their future cannot be considered as well assured;
B -- generally lack characteristics of the desirable investment; CAA -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; CA -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS

     Excerpts from S&P's description of its bond ratings are listed as follows:
AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree;
A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 -- denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 -- denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 -- denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 -- denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk; SQ -- denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Excerpts from Moody's commercial paper ratings are listed as follows:
PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; NOT PRIME -- issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS

     Investment grade ratings: AAA -- the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Speculative grade ratings: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -- while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions;
CI -- reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Description of S&P's rating for municipal notes and short-term municipal demand obligations:

     Rating categories are as follows: SP-1 -- has a very strong or strong capacity to pay principal and interest -- those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2 -- has a satisfactory capacity to pay principal and interest;
SP-3 -- issues carrying this designation have a speculative capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR SHORT-TERM CORPORATE DEMAND OBLIGATIONS AND COMMERCIAL PAPER

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 -- the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- capacity for timely payment is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment -- however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment; C -- a doubtful capacity for payment; D -- in payment default -- the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                  CENTURA LOGO

                                  Address for:

                         GENERAL SHAREHOLDER INQUIRIES
                              Centura Funds, Inc.
                                P.O. Box 182485
                           Columbus, Ohio 43218-2485

                        INVESTMENT ADVISER AND CUSTODIAN
                                  Centura Bank
                            131 North Church Street
                       Rocky Mount, North Carolina 27802

                           ADMINISTRATOR AND SPONSOR
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                  DISTRIBUTOR
                        Centura Funds Distributor, Inc.
                              125 West 55th Street
                            New York, New York 10019

                                    COUNSEL
                             Dechert Price & Rhoads
                                 1500 K Street,
                          N.W. Washington, D.C. 20005

                            INDEPENDENT ACCOUNTANTS
                            McGladrey & Pullen, LLP
                                555 Fifth Avenue
                               New York, NY 10017

                                  CENTURA LOGO

                              CENTURA FUNDS, INC.
                                   PROSPECTUS
                                 CLASS C SHARES
                                  CENTURA BANK
                                    ADVISER

                              BISYS FUND SERVICES
                           ADMINISTRATOR AND SPONSOR

                        CENTURA FUNDS DISTRIBUTOR, INC.
                                  DISTRIBUTOR

                                AUGUST 28, 1997

                       AS SUPPLEMENTED NOVEMBER 25, 1997


                             AND DECEMBER 11, 1997


CNPROSPC 1297